FRIEDMAN LLP
Certified Public Accountants

406 Lippincott Drive, Suite J
Marlton, New Jersey 08053-4168
(856) 355-5900   Fax (856) 396-0022

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.02 of Form 8-K/A for the event that occurred on October 20, 2009, to be filed by our client, Transfer Technology International Corp. on March 12, 2010.  We agree with the statements made in response to that Item insofar as they relate to our Firm and to Bagell, Josephs, Levine & Company, L.L.C., an accounting firm that has been merged into our firm.

Very truly yours,

/s/ Friedman LLP
Friedman LLP
Marlton, NJ 08053

March 15, 2010